LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED APRIL 13, 2011

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION DATED

MAY 31, 2010 OF

LEGG MASON INVESTMENT COUNSEL SOCIAL AWARENESS FUND

The last two sentences of the legend on the cover of the fund’s Summary Prospectus are deleted and replaced with the following:

You can also get this information at no cost by calling the fund at 1-877-721-1926 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus, dated May 31, 2010, as supplemented on September 9, 2010, March 1, 2011 and April 13, 2011 and as may be amended or further supplemented, the fund’s statement of additional information, dated May 31, 2010, as supplemented on June 10, 2010, February 9, 2011, March 1, 2011 and April 13, 2011 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated January 31, 2010, are incorporated by reference into this Summary Prospectus.

The following language replaces the language of the section of the Fund’s prospectus titled “More on fund management: Manager and subadviser”:

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of December 31, 2010, LMPFA’s total assets under management were approximately $190.7 billion.

Legg Mason Investment Counsel, LLC (“LMIC” or the “subadviser”) provides the day-to-day portfolio management of the fund, and the management of cash and short-term instruments. LMIC is principally located at 100 International Drive, Baltimore, Maryland 21202, and provides customized investment counsel to individuals, family groups and institutions as well as trust services. LMIC seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. Portfolio managers at LMIC average 23 years of investment management experience. As of December 31, 2010, LMIC had assets under management of $6.6 billion. As of December 31, 2010, LMIC had assets under management of $7.9 billion, of which $831 million was for socially responsible clients. Portfolio managers are supported by a social research team that conducts proprietary research on social issues.

LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2010, Legg Mason’s asset management operations had aggregate assets under management of approximately $671.8 billion.

The following paragraph replaces the first paragraph of the section of the Fund’s SAI titled “Investment Management and Other Services: Manager”:

LMPFA serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”). LMPFA provides administrative and certain oversight services to the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of December 31, 2010, LMPFA’s total assets under management were approximately $190.7 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2010, Legg Mason’s asset management operations had aggregate assets under management of approximately $671.8 billion.

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